EX-99.1 CERTIFICATION OF STEPHEN CHILDS, CHIEF EXECUTIVE OFFICER


                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

      The undersigned, Stephen Childs, the Chief Executive Officer, of CellPoint Inc. (the "Company"), pursuant to 18 U.S.C.ss.1350, hereby certifies that, to the best of his knowledge:

      (i) the Annual Report on Form 10-KSB of the Company (the "Report) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 17, 2002

                                         /s/  STEPHEN CHILDS

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                                         STEPHEN CHILDS, CHIEF EXECUTIVE OFFICER